SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

Date  of  Report  (Date  of earliest event reported)       OCTOBER 20, 1999



                          HORIZON OFFSHORE, INC.
          (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Delaware                     0-23653             76-0487309
(STATE OR OTHER JURISDICTION  (COMMISSION FILE NUMBER)  (IRS EMPLOYER
      OF INCORPORATION)                                IDENTIFICATION NO.)



2500  CityWest  Boulevard,  Suite  2200, Houston, Texas   77042
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)              (ZIP CODE)



                              (713) 361-2600
           (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                    N/A
      (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

ITEM 5.   OTHER EVENTS.

     On October 20, 1999, the Registrant issued the press release attached hereto as Exhibit 99.


ITEM 7.   EXHIBITS.

     1 Press release issued by the Registrant on October 20, 1999 announcing that James Devine had been named as Chairman of the Board.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         HORIZON OFFSHORE, INC.



                         By:  /S/ DAVID W. SHARP

                              David W. Sharp
                              Executive Vice President
                              and Chief Financial Officer


Dated:  October 21, 1999